As filed with the Securities and Exchange Commission on February 20, 2024

Securities Act Registration No. 333 - [      ]

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

AMERICAN PENSION INVESTORS TRUST
(Exact name of Registrant as Specified in Charter)

106 Annjo Court, Suite A
Forest, VA 24551
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (434) 846-1361

David D. Basten
106 Annjo Court, Suite A
Forest, VA 24551
(Name and Address of Agent for Service)

Maggie Bull, Esq.
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

David C. Mahaffey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

Title of Securities Being Registered: Shares of Yorktown Growth Fund.

Filing Fee: No filing fee is required because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after the effective date of the Registration Statement.

Effective Date: Pursuant to Rule 488 of the Securities Act of 1933, as amended, it is proposed that this filing will become effective on March 21, 2024 or on such date as the Commission may determine.

Yorktown Small Cap Fund

a series of
American Pension Investors Trust

106 Annjo Court, Suite A
Forest, VA 24551

Dear Shareholder:

We are sending this information to you because you are a shareholder of the Yorktown Small Cap Fund (the “Acquired Fund”), a series of American Pension Investors Trust (the “Trust”). After careful consideration, Yorktown Management & Research Company, Inc. (“Yorktown” or the “Adviser”), the Acquired Fund’s investment adviser, has recommended, and the Board of Trustees (the “Board”) of the Trust has approved, the reorganization of the Acquired Fund into the Yorktown Growth Fund (the “Acquiring Fund”) also a series of the Trust (the “Reorganization”). The Acquired Fund and the Acquiring Fund each have an investment objective for growth of capital (for the Acquired Fund, it is worded “long term capital appreciation”); however the Acquired Fund and Acquiring Fund have different principal investment strategies and risks. The Acquired Fund and the Acquiring Fund have the same management fee, but each class of the Acquiring Fund has a lower net annual operating expense than the corresponding class of the Acquired Fund.

As further explained in the enclosed Information Statement/Prospectus (“Information Statement”), the Reorganization will be effected pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”). Pursuant to the Reorganization Agreement, holders of Class A, Class L and Institutional Class shares of the Acquired Fund will receive the equivalent aggregate net asset value of Class A, Class L and Institutional Class shares, respectively, of the Acquiring Fund that the shareholder held immediately prior to the Reorganization. The shares of the Acquiring Fund will be distributed to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Yorktown is the investment adviser for both the Acquired Fund and the Acquiring Fund and the Acquired Fund and Acquiring Fund have the same portfolio managers responsible for day-to-day portfolio management.

It is expected that the Reorganization will be a tax-free exchange for shareholders for federal income tax purposes. The expenses related to the Reorganization Agreement (excluding brokerage costs, if any), including the costs associated with the delivery of this Information Statement, will be borne by Yorktown.

Yorktown and the Board believe that the Reorganization is in the best interests of each of the Acquired Fund and the Acquiring Fund and their respective shareholders, and that the interests of their respective shareholders will not be diluted as a result of the Reorganization. Several of the reasons the Adviser and the Board believe that the Reorganization is in the best interest of shareholders are the fact that the Funds have substantially identical investment objectives, that there will be no change in the investment adviser or other fund services providers, the expectation that the Acquiring Fund will have lower operating expenses than the Acquired Fund, the expectation that the Reorganization will be tax-free from a federal income tax perspective to shareholders of the Acquired Fund, and that the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization and will receive shares in the Acquiring Fund equal in value at the time of the Reorganization to their shares in the Acquired Fund. Other factors considered by the Board are described further in the Information Statement.

You may redeem shares of the Yorktown Small Cap Fund in the ordinary course until the last business day before the closing of the Reorganization. Redemption requests received after the closing of the Reorganization will be treated as redemption requests for shares of the Yorktown Growth Fund received in connection with the Reorganization.

More information on the Yorktown Growth Fund, the reasons for the proposed Reorganization and benefits to the Yorktown Small Cap Fund’s shareholders is contained in the enclosed Information Statement. You should review the Information Statement carefully and retain it for future reference.

We are providing this document for your information only, since shareholder approval is not required to effect the Reorganization under the Trust’s charter documents, Massachusetts state law or the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s charter documents provide the Board of Trustees the power to merge assets and liabilities of the series of the Trust without shareholder approval, unless such approval is required under the 1940 Act. Additionally, certain rules under the 1940 Act permit a merger of affiliated companies without obtaining shareholder approval if certain conditions are met.

The Reorganization is expected to close on or about the end of business on April [        ], 2024.

Respectfully,

David D. Basten
President, American Pension Investors Trust

How the Reorganization Will Work

●	The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund.

●	The Acquiring Fund will issue that number of shares of beneficial interest to the Acquired Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Acquired Fund on the last business day preceding the closing of the Reorganization.

●	The Acquiring Fund will open accounts for the Acquired Fund’s shareholders, crediting the shareholders of the Acquired Fund, in exchange for shares of the Acquired Fund, with that number of full and fractional shares of the Acquiring Fund that is equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Acquired Fund at the time of the Reorganization.

●	The Trust will then dissolve the Acquired Fund.

The Board carefully considered the proposed Reorganization, as well as potential alternatives for the Acquired Fund. After careful consideration, the Board approved the Reorganization. A copy of the form of the Reorganization Agreement is attached to this Information Statement as Appendix A. The Reorganization Agreement is not required to be approved by the shareholders of the Acquired Fund. Accordingly, shareholders of the Acquired Fund are not being asked to vote on or approve the Reorganization Agreement.

This Information Statement sets forth the basic information regarding the Reorganization. You should read it and keep it for future reference.

For simplicity, actions are described in this Information Statement as being taken by either the Acquired Fund or the Acquiring Fund, although all actions are actually taken by the Trust, on behalf of the Yorktown Small Cap Fund and the Yorktown Growth Fund.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Information Statement/Prospectus:

●	The Prospectus and Statement of Additional Information for each of the Acquired Fund and Acquiring Fund, dated May 31, 2023, as supplemented (on file with the SEC (http://www.sec.gov) (File Nos. 811-04262; 002-96538) (Accession No. 0001580642-23-002954))

●	The Annual Report for each of the Acquired Fund and Acquiring Fund for the fiscal year ended January 31, 2023, as amended (on file with the SEC (http://www.sec.gov) (File No. 811-04262) (Accession No. 0001398344-23-014563))

●	The Semi-Annual Report for each of the Acquired Fund and Acquiring Fund, dated July 31, 2023 (on file with the SEC (http://www.sec.gov) (File No. 811-04262) (Accession No. 0001398344-23-018987))

●	The Statement of Additional Information relating to this Information Statement dated March [ ], 2024.

This Information Statement will be mailed on or about [      ], 2024 to shareholders of record of the Yorktown Small Cap Fund as of [          ], 2024 (the “Record Date”).

Copies of these materials and other information about the Trust and the Funds are available upon request and without charge by calling Shareholder Services at (888) 933-8274 or in writing at Yorktown Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

INFORMATION STATEMENT/PROSPECTUS

March [ ], 2024

REORGANIZATION OF

Yorktown Small Cap Fund
(A series of American Pension Investors Trust)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(888) 933-8274

IN EXCHANGE FOR SHARES OF

Yorktown Growth Fund
(A series of American Pension Investors Trust)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(888) 933-8274

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement/Prospectus (“Information Statement”) is being furnished to shareholders of the Yorktown Small Cap Fund (the “Acquired Fund”), a series of American Pension Investors Trust (the “Trust”), in connection with an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between the Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Yorktown Growth Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds”). The Reorganization Agreement provides for the reorganization of the Yorktown Small Cap Fund into the Yorktown Growth Fund (the “Reorganization”). The Trust is an open-end investment management company organized as a Massachusetts business trust. Yorktown Management & Research Company, Inc. (“Yorktown” or the “Adviser”) is the investment adviser to both the Acquired Fund and the Acquiring Fund. Yorktown will continue to be responsible for providing investment advisory or portfolio management services to the Yorktown Growth Fund following the Reorganization.

If you need additional copies of this Information Statement, please contact Yorktown at (888) 933-8274 or in writing at Yorktown Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Additional copies of this Information Statement will be delivered to you promptly upon request. For a free copy of the Funds’ annual report for the fiscal year ended January 31, 2023, or its most recent semi-annual report dated July 31, 2023, please contact Yorktown at (888) 933-8274 or in writing at Yorktown Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Shareholder approval is not required to effect the Reorganization. No action on your part is required to effect the Reorganization.

The SEC has not approved or disapproved the Yorktown Growth Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Information Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Information Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust.

TABLE OF CONTENTS

Summary	7
Information about the Reorganization	26
Available Information	32
Legal Matters	33
Experts	33

Appendix A – Form of Agreement and Plan of Reorganization
Appendix B – Investment Restrictions
Appendix C – Additional Information Regarding the Funds
Appendix D – Financial Highlights

SUMMARY

The following is a summary of more complete information appearing later in this Information Statement or incorporated herein. You should read carefully the entire Information Statement, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and liabilities of the Yorktown Small Cap Fund to the Yorktown Growth Fund; (2) the issuance of shares of beneficial interest by the Yorktown Growth Fund to the Yorktown Small Cap Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Yorktown Small Cap Fund, on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the Yorktown Growth Fund for the Yorktown Small Cap Fund shareholders, the crediting of Yorktown Growth Fund shares, in exchange for their shares of the Yorktown Small Cap Fund, with that number of full and fractional shares of the Yorktown Growth Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Yorktown Small Cap Fund at the time of the Reorganization; and (4) the ultimate redemption by the Trust of the shares of the Yorktown Small Cap Fund prior to its dissolution.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the section entitled “Information About the Reorganization – U.S. Federal Income Tax Consequences” in this Information Statement.

After the Reorganization, the value of your shares will depend on the performance of the Acquiring Fund rather than that of the Acquired Fund. The Board of Trustees of the Trust (the “Board”) believes that the Reorganization will benefit both the Acquiring Fund and the Acquired Fund. The costs of the Reorganization, including the cost of mailing this Information Statement, are estimated to be $45,000 and will be paid by the Adviser. Based on the Acquired Fund’s holdings as of January 31, 2024, it is anticipated that approximately 35% of the portfolio of the Acquired Fund will be repositioned in connection with the Reorganization in order to align the Acquired Fund’s portfolio with that of the Acquiring Fund. Therefore, in addition to the costs of the Reorganization described above, the Acquired Fund (and, indirectly, its shareholders) will also incur costs related to repositioning the portfolio in the form of brokerage commissions and other trading-related costs. Brokerage commissions and other trading-related costs are estimated to be approximately $13,000 in the aggregate, which would equal 0.04% of the assets of the Acquired Fund as of February 9, 2024, though this will depend on the size of the portfolio, the portfolio holdings and market conditions at the time the repositioning occurs. For more information about the tax consequences of repositioning, see “Federal Income Tax Consequences?” below. For more information about the Board’s decision to approve the Reorganization, see “Reasons for the Reorganization” below.

Comparison of the Yorktown Small Cap Fund to the Yorktown Growth Fund

The following table provides a comparison of pertinent information relating to the Acquired Fund and the Acquiring Fund.

	Yorktown Small Cap Fund (Acquired Fund)	Yorktown Growth Fund (Acquiring Fund)
Form of Organization	A diversified series of American Pension Investors Trust, an open-end investment management company organized as a Massachusetts business trust.	Same.
Net Assets as of January 31, 2024	$30,967,303	$80,868,273
Investment Adviser	Yorktown Management & Research Company, Inc.	Same.
Portfolio Managers	David D. Basten, President and Chief Investment Officer; David M. Basten, Portfolio Manager; and Brentz East, Securities Analyst.	Same.
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks growth of capital.
Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in U.S. listed securities with market capitalization within the range of the targeted benchmark, the Russell 2000 Index. Under normal circumstances, the Fund invests at least 80% of its assets (plus the amount of any borrowings for investment purposes) in small cap companies. At any given time, the Fund may hold up to 15% of its assets in American Depositary Receipts (ADRs). Typically, the Fund invests in approximately 40-60 stocks.

Yorktown Management & Research Company, Inc. (the “Adviser”) believes that the Fund is best able to achieve long-term capital appreciation through investments in securities of a core group of businesses and to hold such securities for the long term. The Fund will invest

The Growth Fund invests in securities that, in the opinion of Yorktown Management & Research Company, Inc. (the “Adviser”), offer the opportunity for growth of capital.

The Growth Fund can include stocks of any size, within any sector, and at times the Adviser may emphasize one or more particular sectors. The Growth Fund may also invest in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements, and securities issued by investment companies (“Underlying Funds”). Underlying Funds are open-end mutual funds, closed-end funds, Business Development Companies (“BDC’s”), unit investment trusts, that seek capital growth or appreciation by in listed marketable securities, generally, but not exclusively, equity and equity related securities that are traded on U.S. exchanges.

In selecting securities for the Fund, the Adviser utilizes a quantitative fundamental approach combined with a robust risk/reward assessment to consistently identify securities with asymmetrically favorable profiles, which it believes are inefficiently priced by the market relative to their potential upside.

Generally, in determining whether to sell a security, the Adviser uses the same type of analysis that it uses in buying securities. For example, the Adviser may sell a security if it deteriorates in its multi factor fundamental model, drops out of the top tier reward/risk ratio rankings, or is believed to have excess risk. The Adviser may also sell a security to reduce the Fund’s holding in that security, take advantage of more attractive investment opportunities, or to raise cash.

investing primarily in common stock or convertible securities and that are not affiliated with the Fund or its Adviser. The Growth Fund may also invest in long-, intermediate- or short-term bonds and other fixed-income securities (or in Underlying Funds that invest primarily in such securities) whenever the Adviser believes that such securities offer a potential for capital appreciation, such as during periods of declining interest rates. In addition, the Growth Fund may invest in Exchange Traded Funds (“ETFs”), including ETFs that represent interests in a portfolio of common stocks or fixed income securities seeking to track the performance of a securities index or similar benchmark.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Growth Fund’s investment objective; when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short-

term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.
Fundamental Investment Restrictions	In addition to the investment objectives and principal investment strategies described above, each Fund has adopted certain fundamental investment policies. There are no material differences in the fundamental investment policies of the Fund that would result in the way in which the Fund can be managed. A comparison of the fundamental investment restrictions is in Appendix B.
Management Fee	0.90%	Same.
Distribution and Service (12b-1) Fees	0.25% on Class A shares 1.00% on Class L shares 0% on Institutional Class shares	0% on Class A shares Same. Same.
Expense Limitation	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares, 2.15% for Class L Shares, and 1.15% for Institutional Class Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it	In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, so that the Fund’s ratio of total annual operating expenses is limited to 0.99% for Class A Shares, 1.99% for Class L Shares, and 0.99% for Institutional Class Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual

	would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.	expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.
Buying and Selling Shares	You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100. The minimum initial investment in the Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000. There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day, which is any day the New York Stock Exchange is open for business, by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.
Exchange Privilege	You may exchange your Fund shares for the identical class shares of other Yorktown Funds.
Tax Information	The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Comparison of Principal Risks of Investing in the Funds

A discussion regarding certain principal risks of investing in the Yorktown Small Cap Fund and the Yorktown Growth Fund is set forth below. This discussion is qualified in its entirety by the more extensive discussion of risk factors set forth in the Funds’ Prospectus and the Statement of Additional Information. As with all mutual funds, there is the risk that you could lose all or a portion of your investment in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following are the principal risks that could affect the value of your investment:

Yorktown Small Cap Fund (Acquired Fund)	Yorktown Growth Fund (Acquiring Fund)
General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.	Same.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.	Same.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.	Same.

Small Company Risk. Small company securities tend to be less liquid and more difficult to sell than those issued by larger companies. Small company stocks can be more volatile and may underperform the market or become out of favor with investors. Small company securities may be very sensitive to changing economic conditions and	Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger

market downturns because the issuers often have narrow markets, fewer product lines, and limited managerial and financial resources, resulting in volatile stock prices and a limited ability to sell them at a desirable time or price.	companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Growth Investment Risk. The Fund often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the Portfolio Manager’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.	Growth Style Risk. The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Management Risk. The investment strategies, practices and risk analysis used by the Adviser may not produce the desired results.	No stated comparable risk.

No stated comparable risk.	Investment Company Risk. Any investment in an open-end or closed-end investment company involves risk and, although the Fund invests in a number of Underlying Funds, this practice does not eliminate investment risk. The value of shares of an Underlying Fund will go up and down in response to changes in the value of its portfolio holdings.

No stated comparable risk.	Underlying Fund Risk. None of the Underlying Funds are or will be affiliated with the Fund or the Adviser. Therefore, investment decisions by the investment advisers of the Underlying Funds are made independently of the Fund and the Fund’s Adviser. The investment adviser of one Underlying Fund may be purchasing securities of the same issuer whose securities are being sold by the investment adviser of another Underlying Fund. The result of this would be an indirect expense to the Fund without accomplishing any investment purpose. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

No stated comparable risk.	Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

No stated comparable risk.	Business Development Companies Risk. Business Development Companies (“BDC’s”) are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDC’s invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDC’s include: competition for limited BDC investment opportunities; the liquidity of a BDC’s private investments; uncertainty as to the value of a BDC’s private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund’s investments in BDC’s are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

No stated comparable risk.	Exchange Traded Fund Risk. ETFs are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

No stated comparable risk.	Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

No stated comparable risk.	Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

No stated comparable risk.	Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

No stated comparable risk.	Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

No stated comparable risk.	Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Fees and Expenses

The following tables show the fees and expenses of each Fund, by Share Class, based on the annualized 6-month period ended July 31, 2023, as well as the pro forma fees and expenses for the Acquiring Fund, by Share Class, based on what the estimated expenses of the Acquiring Fund would have been for the annualized 6-month period ended July 31, 2023, assuming the Reorganization had taken place on February 1, 2023. The examples following the table will help you compare the cost of investing in each Share Class of the Acquired Fund with the estimated cost of investing in each Share Class of the Acquiring Fund (based on the pro forma fees and expenses) after the Reorganization.

Shareholder Fees (Both Acquired Fund and Acquiring Fund)
(Fees paid directly from your investment)

Institutional
	Class A	Class L	Class

Maximum sales charge (load) imposed on purchases (as percentage of offering price)	5.75%	None	None
Maximum deferred sales charges (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	0.50%(1)	None	None
Maximum Account fee (for accounts under $500)	$25/yr	$25/yr	$25/yr

(1)	Large purchases of Class A shares (greater than $1 million) are generally subject to a CDSC of 0.25% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by Ultimus Fund Distributors, LLC (the “Distributor”).

FEES AND EXPENSES

CLASS A SHARES OF THE SMALL CAP FUND AND GROWTH FUND

Based on Annualized 6-month Period Ended July 31:	2023	2023	2024
	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%(1)	0.90%
Distribution/Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses	0.78%(2)	0.47%(3)	0.38%(2)
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.93%	1.37%	1.28%
Fees Waivers and Expense Reimbursements	(0.51)%	(0.37)%	(0.27)%
Total Annual Fund Operating Expenses	1.42%(4)	1.00%(4)	1.01%(4)

(1)	The management fee has been restated to reflect the reduction from 1.00% to 0.90% effective February 5, 2024.

(2)	Other Expenses include 0.02% of interest expense.

(3)	Other Expenses include 0.01% of interest expense.

(4)	In the interest of limiting expenses of the Small Cap Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Fund’s ratio of total annual operating expenses is limited to 1.40% for Class A Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

In the interest of limiting expenses of the Growth Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, so that the Growth Fund’s ratio of total annual operating expenses is limited to 0.99% for Class A Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

CLASS L SHARES OF THE SMALL CAP FUND AND GROWTH FUND

	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%(1)	0.90%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.78%(2)	0.47%(3)	0.38%(2)
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	2.68%	2.37%	2.28%
Fees Waivers and Expense Reimbursements	(0.51)%	(0.37)%	(0.27)%
Total Annual Fund Operating Expenses	2.17%(4)	2.00%(4)	2.01%(4)

(1)	The management fee has been restated to reflect the reduction from 1.00% to 0.90% effective February 5, 2024.

(2)	Other Expenses include 0.02% of interest expense.

(3)	Other Expenses include 0.01% of interest expense.

(4)	In the interest of limiting expenses of the Small Cap Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Fund’s ratio of total annual operating expenses is limited to 2.15% for Class L Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

In the interest of limiting expenses of the Growth Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, so that the Growth Fund’s ratio of total annual operating expenses is limited to 1.99% for Class L Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

FEES AND EXPENSES

INSTITUTIONAL CLASS SHARES OF THE SMALL CAP FUND AND GROWTH FUND

	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.90%	0.90%(1)	0.90%
Distribution/Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	0.78%(2)	0.47%(3)	0.38%(2)
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses (before fee waivers and/or expense reimbursements)	1.68%	1.37%	1.28%
Fees Waivers and Expense Reimbursements	(0.51)%	(0.37)%	(0.27)%
Total Annual Fund Operating Expenses	1.17%(4)	1.00%(4)	1.01%(4)

(1)	The management fee has been restated to reflect the reduction from 1.00% to 0.90% effective February 5, 2024.

(2)	Other Expenses include 0.02% of interest expense.

(3)	Other Expenses include 0.01% of interest expense.

(4)	In the interest of limiting expenses of the Small Cap Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, effective May 31, 2023, so that the Fund’s ratio of total annual operating expenses is limited to 1.15% for Institutional Class Shares until at least May 31, 2024. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

In the interest of limiting expenses of the Growth Fund, the Adviser has entered into a contractual expense limitation agreement with the Trust, so that the Growth Fund’s ratio of total annual operating expenses is limited to 0.99% for Institutional Class Shares until at least May 31, 2025. Pursuant to the expense limitation agreement, the Adviser has agreed to waive or limit its fees and assume other expenses of the Fund (excluding acquired fund fees and expenses, brokerage fees, taxes, borrowing costs such as interest and dividend expenses on securities sold short, and other extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to the limits listed above. The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that the reimbursement is made only for fees and expenses incurred not more than thirty-six months prior to the date of reimbursement, and the reimbursement may not be made if it would cause the Fund’s annual expense limitations to be exceeded. The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account. Further, any recoupments will be subject to any lower expenses limitations that have been later implemented by the Board. The expense limitation agreement may be terminated only by the Board of Trustees of the Trust by providing 60 days’ notice, or if the Adviser ceases to serve as adviser to the Fund.

Expense Examples. The expense examples shown below are intended to help you compare the cost of investing in each Share Class of the Acquired Fund with the cost of investing in each Share Class of the Acquiring Fund. The examples assume that you invest $10,000 for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund’s operating expenses remain the same. All expense information is based on the information set forth in the expense table above, including pro forma expense information. Your actual costs may be higher or lower than those shown below.

	Class A Shares
	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$711	$671	$672
3 Years	$1,100	$950	$932
5 Years	$1,512	$1,249	$1,211
10 Years	$2,660	$2,096	$2,005

	Class L Shares
	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$220	$203	$204
3 Years	$784	$704	$686
5 Years	$1,375	$1,232	$1,194
10 Years	$2,975	$2,678	$2,591

	Institutional Class Shares
	Small Cap Fund	Growth Fund	Pro Forma: Growth Fund
1 Year	$119	$102	$103
3 Years	$480	$397	$378
5 Years	$865	$715	$675
10 Years	$1,944	$1,614	$1,517

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example above, affect a Fund’s performance. For the six-month period ended July 31, 2023, the Small Cap Fund’s portfolio turnover rate was 76% and the Growth Fund’s portfolio turnover rate was 17%.

Past Performance

The following bar charts and tables provide some indication of the risks of investing in the Funds by showing changes in a Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual total returns of a relevant index. All returns assume reinvestment of dividends and distributions. A Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.yorktownfunds.com or by calling Shareholder Services at (888) 933-8274.

SMALL CAP FUND

Year-By-Year Annual Returns – Institutional Class Shares (YOVIX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 27.62% (quarter ended June 30, 2020) and the lowest return for a quarter was (26.45)% (quarter ended March 31, 2020).

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Institutional Class Shares (YOVIX)	14.19%	11.06%	9.79%
Return After-Taxes on Distributions(1)	14.13%	10.36%	8.70%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	8.45%	8.80%	7.678%
Russell 2000 Index(2) (reflects no deduction for fee, expenses or taxes)	16.93%	9.97%	9.57%
Russell 2000 Growth Index(3) (reflects no deduction for fee, expenses or taxes)	18.66%	9.22%	9.63%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class A Shares (YOVAX)	13.95%	10.79%	9.53%

	One Year	Five Years	Since Inception 5/9/2016
Return Before Taxes - Class L Shares (YOVLX)	13.16%	9.97%	8.70%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Institutional Class Shares. After-tax returns for Class A and Class L Shares will vary.

(2)	The Russell 2000 Index measures the performance of 2,000 smallest-cap companies in the Russell 3000 Index, which is made up of 3,000 of the largest U.S. stocks. The Fund has elected to use the Russell 2000 Index rather than the Russell 2000 Growth Index because management it is a more appropriate broad-based index for comparison purposes.

(3)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values.

GROWTH FUND

Year-By-Year Annual Returns – Class L Shares (APITIX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Institutional Class Shares’ highest return for a quarter was 20.18% (quarter ended June 30, 2020) and the lowest return for a quarter was (18.33)% (quarter ended June 30, 2022).

Average Annual Total Returns

(for periods ending on December 31, 2023)

	One Year	Five Years	Ten Years
Return Before Taxes- Class L Shares (APITX)	19.37%	11.17%	6.41%
Return After-Taxes on Distributions(1)	19.37%	9.08%	4.62%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	11.47%	8.77%	4.87%
MSCI World Index(2) (reflects no deduction for fees, expenses or taxes)	24.42%	13.37%	9.18%

	One Year	Five Years	Ten Years
Return Before Taxes - Class A Shares (AFGGX)	20.55%	12.29%	7.48%

	One Year	Five Years	Ten Years
Return Before Taxes - Institutional Class Shares (APGRX)	20.52%	12.29%	7.49%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class L Shares. After-tax returns for Class A and Institutional Class Shares will vary.

(2)	The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of April 30, 2023, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The preceding is only a summary of certain information contained in this Information Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Information Statement, the Prospectuses and Statements of Additional Information of the Acquired Fund and Acquiring Fund, and the Reorganization Agreement.  Shareholders should read this entire Information Statement carefully.

INFORMATION ABOUT THE REORGANIZATION

Terms of the Proposed Reorganizations. The Reorganization is expected to occur on or around April [ ], 2024, or such other date as the parties may agree, under the Reorganization Agreement (the “Closing Date”).

The following is a brief summary of the principal terms of the Reorganization Agreement. This summary is qualified in its entirety by the form of Reorganization Agreement attached as Appendix A. You should read Appendix A for a more complete understanding of the Reorganization Agreement.

●	The Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, Class L and Institutional Class shares of the Acquiring Fund with an aggregate net asset value equal to the net asset value of the corresponding class of the Acquired Fund.

●	The assets and liabilities of the Acquired Fund and Acquiring Fund will be valued as of the close of regular trading on the New York Stock Exchange on the Closing Date, using the valuation policies and procedures of the Trust.

●	The shares of the Acquiring Fund received by the Acquired Fund will be distributed to the shareholders of the Acquired Fund in an amount equal to the aggregate net asset value of the Acquired Fund’s shares exchanged therefor, in full liquidation of the Acquired Fund.

●	As part of the Reorganization, the Acquired Fund’s affairs will be wound up, and the Acquired Fund will be liquidated under state law.

Shares of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the same class of the Acquiring Fund in an amount equal to the aggregate net asset value of the particular class of Acquired Fund shares exchanged therefor. The Acquiring Fund shares that an Acquired Fund shareholder will receive will have the following characteristics:

●	They will have an aggregate net asset value equal to the aggregate net asset value of a shareholder’s shares of the particular class of the Acquired Fund as of the business day before the closing of the Reorganization, as determined using the Trust’s valuation policies and procedures.

●	The procedures for purchasing and redeeming a shareholder’s shares will not change as a result of the Reorganization.

●	Shareholders will have voting and other rights the same as those they currently have, but as shareholders of the Acquiring Fund.

Accounting Survivor of Each Reorganization. The Board has determined that the Growth Fund will be the accounting and performance survivor.

U.S. Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes. Sullivan & Worchester LLP will deliver to the Acquiring Fund and the Acquired Fund an opinion, and the closing of the Reorganization will be conditioned on receipt of such an opinion, substantially to the effect that, while the matter is not entirely free from doubt, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury regulations promulgated thereunder, current administrative rules, pronouncements, and court decisions, for U.S. federal income tax purposes:

●	The Reorganization will constitute a reorganization within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Code Section 361, no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of each class of the Acquired Fund or (ii) upon the distribution of shares of the Acquired Fund by the Acquiring Fund to its shareholders in liquidation;

●	Under Code Section 354, no gain or loss will be recognized by shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares for shares of the Acquiring Fund in the Reorganizations;

●	Under Code Section 358, the aggregate tax basis of shares of the Acquiring Fund to be received by the Acquired Fund shareholder in exchange for his or her Fund shares in the Reorganizations will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

●	Under Section 1223(1) of the Code, the Acquired Fund’s shareholder’s holding period for shares of the Acquiring Fund to be received pursuant to the Reorganizations will be determined by including the holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Fund shares as a capital asset on the date of the exchange;

●	Under Code Section 1032, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund pursuant to the Reorganization in exchange for the assumption by the Acquiring Fund of the liabilities of each class of the Acquired Fund and issuance of shares of the Acquiring Fund;

●	Under Code Section 362(b), the tax basis of the assets that the Acquired Fund acquires from the Acquiring Fund in the Reorganization will be the same as the Acquired Fund’s tax basis of such assets immediately prior to such transfer;

●	Under Code Section 1223(2), the holding period for the assets that the Acquiring Fund receives from the Acquired Fund in the Reorganization will include the periods during which such assets were held by the Acquired Fund; and

●	The Acquiring Fund will succeed to and take into account all items of the Acquired Fund described in Code Section 381(c) subject to the conditions and limitations specified in Code Sections 381, 382, 383, and 384 and the Treasury regulations thereunder.

The opinion of Sullivan & Worchester LLP will be based on certain factual certifications made by officers of the Trust and will also be based on customary assumptions. The opinion is not a guarantee that the tax consequences of the Reorganizations will be as described above. There is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with Sullivan & Worchester LLP’s opinion. An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization was consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received in the Reorganization.

Although the Reorganization is expected to be tax-free for shareholders, the Acquired Fund may make one or more distributions to shareholders prior to the closing of the Reorganization. Any such distribution generally will be taxable to shareholders as ordinary income or a capital gain.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S., and other tax laws.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution of all of its previously undistributed net investment income, if any. All or a portion of such distribution may be taxable to the shareholders of the Acquired Fund for U.S. federal income tax purposes.

Based on the Acquired Fund’s holdings as of January 31, 2024, it is anticipated that approximately 35% of the portfolio of the Acquired Fund will be repositioned in connection with the Reorganization in order to align the Acquired Fund’s portfolio with that of the Acquiring Fund, which would generate an estimated net realized capital gain of $2,800,000. The Adviser anticipates that the net realized capital gain would be offset by capital loss carryforwards available to the Acquired Fund. The actual amount of any capital gain to the Acquired Fund will depend on market conditions and portfolio holdings at the time the portfolio is repositioned and on the identity of the securities disposed of at that time, and so may differ from the estimate provided above.

Reasons for the Reorganization

The Reorganization of the Acquired Fund into the Acquired Fund is designed to achieve operating efficiencies due to the spreading of fixed costs over a larger pool of assets. At a Board meeting held on February 5, 2024, all of the Trustees of the Trust, including the Independent Trustees, considered and approved the Reorganization. They determined that the Reorganization was in the best interests of existing shareholders of each of the Small Cap Fund and the Growth Fund and that their interests would not be diluted as a result of the transaction contemplated by the Reorganization.

In approving the Reorganization, the Board considered various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive. The determinations were made on the basis of the business judgment of the Board after consideration of all of the factors taken as a whole, though individual members of the Board may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

●	the terms and conditions of the Reorganization;

●	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

●	the fact that the Acquired Fund and the Acquiring Fund have similar investment objectives, although the Board did note that the Funds have different principal investment strategies and corresponding risks;

●	the fact that each Fund is a series of the same Trust, which means that there will be no change in shareholder rights, and the same Board will continue to oversee the Acquiring Fund;

●	the fact that the Funds have the same management fee and that each share class of the Acquiring Fund has a lower net operating expense than the corresponding share class of the Acquired Fund;

●	the fact that the Adviser will bear the expenses incurred in connection with the Reorganization;

●	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

●	the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Fund;

●	the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes; and

●	alternatives available to shareholders of the Acquired Fund, including the ability to redeem their shares.

The Board also considered that Yorktown is subject to certain conflicts of interest in recommending the Reorganization. The Board noted and considered that the Reorganization could relieve Yorktown of the obligation to pay certain operating expenses of the Acquired Fund, while retaining the assets by combining them with the Acquiring Fund.

During their consideration of the Reorganization, the Independent Trustees consulted with their independent legal counsel, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of the Acquired Fund and its shareholders. Consequently, they unanimously approved the Reorganization Agreement.

The Trustees of the Trust also approved the Reorganization Agreement on behalf of the Acquiring Fund, after concluding that the proposed Reorganization would be in the best interests of the Acquiring Fund and its shareholders.

Costs and Expenses of the Reorganizations. The Reorganization Agreement provides that the direct expenses of the Reorganization will be borne entirely by Yorktown, regardless of whether the Reorganization is consummated. The costs of the Reorganization shall include, but not be limited to: costs of preparing, printing, and distributing the Information Statement and prospectus supplements of the Acquired Fund relating to the Reorganization, and expenses of winding down the operations and terminating the existence of the Acquired Fund; legal fees of counsel to the Funds, including those incurred in connection with the preparation of legal opinions, and accounting fees with respect to the Reorganization and the Information Statement; and all necessary taxes in connection with the delivery of Acquired Fund assets, including all applicable federal and state stock transfer stamps. The costs of the Reorganization do not include expenses related to the purchase or sale of the Fund’s holdings, including expenses related to any repositioning of the Acquired Fund’s holdings.

Form of Organization. The Trust is an open-end management investment company registered with the SEC under the 1940 Act that continuously offers shares to the public. The Trust is organized as a Massachusetts business trust and is governed by its Declaration of Trust, as amended, and its By-laws, as amended, under applicable Massachusetts and federal laws. Each of the Funds are separate series of the Trust. Each Fund is classified as a diversified fund under the 1940.

Service Providers. The following table identifies certain of the service providers for the Funds, prior to and following the proposed Reorganizations. The address of the Distributor is 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

(Both Funds)
Distributor:	Ultimus Fund Distributors, LLC
Administrator, Fund Accountant and Transfer Agent:	Ultimus Fund Solutions, LLC
Custodian:	Huntington Bank, N.A.
Independent Registered Public Accountant:	Cohen & Company, Ltd.

Comparison of Sales Load and Distribution Arrangements. The sales loads and distribution arrangements of each of the Funds are identical, except that Class A Shares of the Small Cap Fund may bear a maximum 12b-1 fee of 0.25% annually, while the Growth Fund’s Class A Shares have no 12b-1 fee. Complete information on the sales load and distribution arrangements can be found in Appendix C.

Comparison of Purchase, Redemption and Exchange Policies and Procedures. The purchase, redemption and exchange policies and procedures of each of the Funds are identical. Complete information on the purchase, redemption and exchange policies and procedures can be found in Appendix C.

Financial Intermediary Compensation. If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund(s) and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund(s) over another investment. Complete information on the financial intermediary compensation can be found in Appendix C.

Distributions. Each Fund declares and pays dividends from its net investment and distributes any net capital gains realized from the sale of its portfolio securities at least annually. Unless Shareholder Services receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Tax Information. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s net income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

Existing and Pro Forma Capitalization. The following tables show on an unaudited basis as of January 31, 2024: (i) the capitalization of the Acquired Fund and its corresponding Acquiring Fund and (ii) on an unaudited basis as of January 31, 2024, the pro forma capitalization of the Acquiring Fund, as adjusted giving effect to the proposed Reorganization.

Class A Shares	Small Cap Fund	Growth Fund	Pro Forma Adjustments	Growth Fund Pro Forma Combined*
Net asset value	$1,976,633	$12,253,055		$14,229,688
Shares outstanding	134,813	740,961		860,467
Net asset value per share	$14.66	$16.54		$16.54

*	Assumes the Reorganization was consummated on January 31, 2024 and is for information purposes only.

Class L Shares	Small Cap Fund	Growth Fund	Pro Forma Adjustments	Growth Fund Pro Forma Combined*
Net asset value	$9,853,222	$34,587,794		$44,441,016
Shares outstanding	715,475	3,000,079		3,854,651
Net asset value per share	$13.77	$11.53		$11.53

*	Assumes the Reorganization was consummated on January 31, 2024 and is for information purposes only.

Institutional Shares	Small Cap Fund	Growth Fund	Pro Forma Adjustments	Growth Fund Pro Forma Combined*
Net asset value	$19,137,448	$34,027,424		$53,164,872
Shares outstanding	1,282,850	1,895,684		2,961,837
Net asset value per share	$14.92	$17.95		$17.95

*	Assumes the Reorganization was consummated on January 31, 2024 and is for information purposes only.

The capitalization of the Acquired Fund, and consequently the pro forma capitalization of the Acquiring Fund, is likely to be different at the effective time of the Reorganization as a result of market movements and daily share purchase and redemption activity, as well as the effects of other ongoing operations of the Acquired Fund prior to the completion of the Reorganization.

As of the Record Date, the number of outstanding shares of the Small Cap Fund and the Growth Fund was ____, and ___, respectively.

5% Shareholders. As of the Record Date, the Trustees and officers of the Trust owned __% and __% of the outstanding shares of the Small Cap Fund and the Growth Fund, respectively. As of the Record Date, the following shareholders owned of record five percent or more of the Small Cap Fund:

Any shareholder that owns 25% or more of the outstanding shares of a Fund or a class of a Fund may be presumed to “control” (as that term is defined in the Investment Company Act) such Fund or that class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Funds.

AVAILABLE INFORMATION

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. In addition, the Funds’ shares are listed on the Exchange. Reports, proxy statements and other information that may be filed with the Exchange and also may be inspected at the offices of the Exchange.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by the law firm of Sullivan & Worchester LLP, 1666 K Street, NW, Washington DC, which serves as counsel to the Trust.

EXPERTS

The financial statements and financial highlights of the Acquired Fund and the Acquiring Fund, each a series of the Trust, incorporated in this Information Statement by reference from the Annual Report on Form N-CSR for the fiscal year ended January 31, 2023 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements and financial highlights have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The information in Appendix D to the Information Statement supplements and should be read in conjunction with the foregoing information.

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of ___, 2024, by and among American Pension Investors Trust, a Massachusetts business trust with its principal place of business at 106 Annjo Court, Suite A Forest, VA 24551, on behalf of its series, Yorktown Growth Funds (the “Acquiring Fund”) and Yorktown Small Cap Fund (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Acquiring Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraphs 1.2 and 1.3 herein, by the Acquiring Fund are in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Fund has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraphs 1.2 and 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquired Fund will endeavor to discharge all its liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all the liabilities of the Acquired Fund whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date, on a pro rata basis within the class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1. In addition, as soon as is reasonably practicable after the Closing, the Acquired Fund will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of the class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of Acquiring Fund Shares to be so credited to shareholders of shares of the Acquired Fund shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund of such class owned by such shareholders on the Closing Date. All issued and outstanding Acquired Fund shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of shares of the class of Acquiring Fund Shares after the Closing Date, as determined in accordance with Section 2.3. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent, as defined in paragraph 3.3.

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund’s valuation designee.

2.2. The net asset value of Acquiring Fund Shares shall be the net asset value per share computed with respect to each class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional and valuation procedures established by the Acquiring Fund’ valuation designee.

2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets shall be determined with respect to each class by dividing the value of the net assets with respect to such class’ shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of the Acquiring Fund Shares of the class, determined in accordance with paragraph 2.2.

2.4. All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be ________, 2024 or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

3.2. The Acquired Fund shall direct Huntington National Bank, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Fund shall direct Ultimus Asset Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund shareholders and the number and percentage ownership of outstanding shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Fund or the Board of Trustees of the Acquiring Fund, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the American Pension Investors Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the American Pension Investors Trust, which is a statutory trust, validly existing and in good standing under the laws of the State of Massachusetts, with power under the American Pension Investors Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The American Pension Investors Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the American Pension Investors Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the American Pension Investors Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the American Pension Investors Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by American Pension Investors Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The American Pension Investors Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at January 31, 2023, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since January 31, 2023, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are, or will be, correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the American Pension Investors Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information to be furnished by the American Pension Investors Trust, on behalf of the Acquired Fund, for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority) that may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) The information statement of the Acquired Fund (the “Information Statement”) to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Information Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the American Pension Investors Trust, the American Pension Investors Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the American Pension Investors Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Massachusetts, with power under the American Pension Investors Trust’ Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) American Pension Investors Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, are in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the American Pension Investors Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which American Pension Investors Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(g) Except as otherwise disclosed in writing to and accepted by American Pension Investors Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against American Pension Investors Trust, on behalf of the Acquiring Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. American Pension Investors Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at January 31, 2023, have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with U.S. GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, and in all materials respects, the financial condition of the Acquiring Fund as of such date in accordance with U.S. GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(i) Since January 31, 2023, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Sub-chapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) compute and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, as applicable. All of the issued and outstanding shares of the Acquiring Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquiring Fund, as provided in paragraph 3.3. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Share;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of American Pension Investors Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(o) The information to be furnished by American Pension Investors Trust, on behalf of the Acquiring Fund, for use in the registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the materials with respect to the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, as of the date of this Agreement:

(i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. Additionally, and through the Closing Date, to the extent any statement included in the Registration Statement, as supplemented or amended, relating to the Acquiring Fund Shares issuable hereunder that was not misleading becomes misleading based on events that occur after the date of this Agreement, the Acquiring Fund will, within a commercially reasonable amount of time, inform the Acquired Fund.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenant that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably request concerning the beneficial ownership of the Acquired Fund’ shares.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the “Prospectus”), which will include the Information Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the transactions contemplated herein.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.7. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8. The American Pension Investors Trust, on behalf of the Acquired Fund, covenants that the American Pension Investors Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as American Pension Investors Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the American Pension Investors Trust, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) American Pension Investors Trust’s, on behalf of the Acquiring Fund’, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

5.9. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of American Pension Investors Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the American Pension Investors Trust’s election, to the performance by American Pension Investors Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of American Pension Investors Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. American Pension Investors Trust, on behalf of the Acquiring Fund shall have delivered to the American Pension Investors Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the American Pension Investors Trust and dated as of the Closing Date, to the effect that the representations and warranties of American Pension Investors Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the American Pension Investors Trust shall reasonably request;

6.3. American Pension Investors Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by American Pension Investors Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of American Pension Investors Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the American Pension Investors Trust’s election, to the performance by the American Pension Investors Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the American Pension Investors Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The American Pension Investors Trust, on behalf of the Acquired Fund shall have delivered to American Pension Investors Trust, on behalf of the Acquiring Fund, a statement of the Acquired Fund’ assets and liabilities, as of the Closing Date, certified by the Treasurer of the American Pension Investors Trust;

7.3. The American Pension Investors Trust, on behalf of the Acquired Fund shall have delivered to American Pension Investors Trust, on behalf of the Acquiring Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to American Pension Investors Trust and dated as of the Closing Date, to the effect that the representations and warranties of the American Pension Investors Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as American Pension Investors Trust shall reasonably request;

7.4. The American Pension Investors Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the American Pension Investors Trust, on behalf of the Acquired Fund, on or before the Closing Date;

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of the class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the American Pension Investors Trust, on behalf of the Acquired Fund, or American Pension Investors Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by American Pension Investors Trust, on behalf of the Acquiring Fund, or the American Pension Investors Trust, on behalf of the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.3. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

8.4. The parties shall have received the opinion of Sullivan & Worchester LLP, addressed to American Pension Investors Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Sullivan & Worchester LLP of representations it shall request of the American Pension Investors Trust. Notwithstanding anything herein to the contrary, American Pension Investors Trust may not waive the condition set forth in this paragraph 8.4.

9. BROKERAGE FEES AND EXPENSES

9.1. American Pension Investors Trust represent and warrant on behalf of the Acquiring Fund and the Acquired Fund that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Yorktown Management & Research Company, Inc. will pay 100% of the expenses of the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund’ prospectus and the Acquired Fund’ proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders’ meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. The parties agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either the Acquiring Fund or the Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

12. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the parties.

13. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

American Pension Investors Trust

106 Annjo Court, Suite A

Forest, VA 24551

Attn: President

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts without regard to its principles of conflicts of laws.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the corporate property of the Acquiring Fund, as the case may be, as provided in Declarations of Trust of the American Pension Investors Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:	American Pension Investors Trust on behalf of the Yorktown Small Cap Fund

Name:
David D. Basten, President

By:	American Pension Investors Trust on behalf of the Yorktown Growth Fund

Name:
David D. Basten, President

APPENDIX B: FUNDAMENTAL INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and, like the Funds’ investment objectives, may not be changed with respect to a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of a Fund are represented at the meeting in person or by proxy.

A Fund may not:

Small Cap Fund (Acquired Fund)	Growth Fund (Acquiring Fund)
With respect to 75% of the Fund’s total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or shares of other investment companies), if, as a result, (i) more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer	Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of a single issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this limitation and provided that this limitation does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. Government securities”) or to securities issued by other open-end investment companies
Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in other investment companies	Purchase any security if, as a result of such purchase, 25% or more of the value of the Fund’s total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that this limitation does not apply to U.S. government securities
Purchase or sell real estate directly. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts)	Purchase or sell real estate; except that the Fund may invest in the securities of companies whose business involves the purchase or sale of real estate
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments to the extent permitted under the 1940 Act and the regulations of any other agency with authority over the Funds. This limitation does not	Purchase or sell commodities or commodity contracts including futures contracts preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing non publicly offered debt securities, (d) by purchasing commercial paper, (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretation of the SEC or its staff. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities	Make loans, except when (a) purchasing a portion of an issue of debt securities; (b) engaging in repurchase agreements; or (c) engaging in securities loan transactions limited to 5% of the Fund’s total assets
Purchase any security if, as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of issuers which at the time of purchase had been in operation for less than three years, except U.S. Government securities or securities issued by open-end investment companies and index securities (for this purpose, the period of operation of any issuer shall include the period of operation of any predecessor issuer or unconditional guarantor of such issuer)
Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs
Make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases of portfolio securities
Engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff	Borrow money, except as a temporary measure for extraordinary or emergency purposes, and then only from banks in amounts not exceeding the lesser of 10% of the Fund’s total assets (valued at cost) or 5% of its total assets (valued at market) and, in any event, only if immediately thereafter there is asset coverage of at least 300%;
Invest in puts, calls, straddles, spreads or any combinations thereof, except that a Fund may write covered call options as described below
Mortgage, pledge or hypothecate securities, except in connection with the borrowings permitted under the borrowing restriction above and then only where the market value of the securities mortgaged, pledged or hypothecated does not exceed 15% of the Fund’s assets (valued at cost), or 10% of its net assets (valued at market)
Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies	Underwrite securities issued by other persons
Invest in issuers for the purpose of exercising management or control
Purchase or retain the securities of any issuer if, to the knowledge of the Trust’s management, the officers or Trustees of the Trust and the officers and directors of the Adviser who each own beneficially more than 0.50% of the outstanding securities of such issuer together own beneficially more than 5% of such securities
Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff	Issue securities or other obligations senior to the Fund’s shares of beneficial interest
Purchase any securities that would cause more than 2% of the value of the Fund’s total assets at the time of such purchase to be invested in warrants that are not listed on the New York Stock or American Stock Exchanges, or more than 5% of the value of its total assets to be invested in warrants whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by the Fund in units with or attached to debt securities
Purchase any security if, as a result of such purchase, more than 10% of the value of the Fund’s total assets would be invested in illiquid securities (including repurchase agreements and time deposits maturing in more than seven days) or foreign securities which are not publicly traded in the United States

For purposes of Item 2, above, relating to industry concentration, the Funds do not treat investments in securities of other investment companies as subject to the industry concentration restrictions.

APPENDIX C: ADDITIONAL INFORMATION REGARDING THE FundS

HOW YOU CAN BUY AND SELL SHARES

This section provides the information you need to move money into or out of your account.

What Share Classes We Offer

Share Class Alternatives. Each Fund offers investors three different classes of shares, Class A Shares, Class L Shares, or Institutional Class Shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest and are eligible. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives.

Sales Charges - Class A Shares

Class A Shares of the Funds are sold at the offering price, which is the net asset value plus an initial maximum sales charge. Sales charges for all funds are set forth below:

Sales Charge as a % of

Investment	Offering Price	Net Amount Invested	Dealer Commission as a % of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.25%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $750,000	2.00%	2.04%	1.60%
$750,000 but less than $1 million	1.50%	1.53%	1.20%
$1 million and above	0.00%	0.00%	0.00%

Finders Fee

For all Funds, the Distributor, from its own resources and not as a sales load deducted from the value of the shares purchased, may pay authorized dealers a commission advance on purchases of Class A shares over $1 million calculated as follows:

Greater than $1 million 0.25%

Contingent Deferred Sales Charge (“CDSC”)

For large purchases of Class A shares received prior to February 18, 2020, where a commission advance has been paid to the selling dealer, a CDSC of 0.50% will be charged to the shares if they are redeemed during the first 18 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of Class A shares made within 18 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

For large purchases of Class A shares received February 18, 2020, and after, where a commission advance has been paid to the selling dealer, a CDSC of 0.25% will be charged to the shares if they are redeemed during the first 12 months after purchase. The CDSC generally applicable to redemptions of large-scale purchases of

Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.

The Funds reserve the right to waive the sales charge on certain Class A Shares in order to qualify the Funds for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Board has approved this waiver.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends, or purchased by persons repurchasing shares they redeemed within the last 180 days (see “Repurchase of Class A Shares” below).

Sales Charges - Class L Shares

Class L Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Class L Shares are subject to a 12b-1 Distribution and Service Fee as described later in this Prospectus.

Sales Charges - Institutional Class Shares

Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. Institutional Class Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund.

How to Reduce Your Sales Charge

Class A Shares Quantity Discounts

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a “company” as defined in Section 2(a)(8) of the 1940 Act.

As used herein, “Participating Funds” refers to investment companies advised by the Adviser as determined from time to time by the Board.

Investors must notify the Funds or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Funds, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Funds or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Funds or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge. Shareholders should retain any records necessary to substantiate the purchase price of the shares, as the Funds and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Funds, their authorized dealer or the Distributor.

Volume Discounts. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Funds, or in any combination of shares of the Funds and shares of other Participating Funds, although other Participating Funds may have different sales charges.

Cumulative Purchase Discount. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

Letter of Intent. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude a Fund (or any other Participating Fund) from discontinuing the sale of its shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional shares. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Shareholder Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.

Front-End Sales Charges and CDSC Waiver

Class A Shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

■	Clients of a financial intermediary that have entered into an agreement with the Distributor and have been approved by the Distributor to offer fund shares to self-directed investment brokerage accounts that may or may not charge a transaction fee;

■	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

■	All of employees of financial intermediaries under arrangements with the Distributor (this also applies to spouses and minor children under the age of 21 of those mentioned);

■	Fund Trustees, former Trustees, employees of affiliates of the Yorktown Funds and other individuals who are affiliated with any Yorktown Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

■	Participants in certain employer-sponsored retirement plans. The availability of this pricing may depend upon the policies and procedures of your specific financial intermediary; consult your financial adviser;

■	Non-discretionary and non-retirement accounts of bank trust departments or trust companies, but only if they principally engage in banking or trust activities;

■	Clients of an adviser or subadviser to any Yorktown Fund with investments of $25,000 or more in the Yorktown Funds; and

■	Investments of $5 million or more in Yorktown Funds by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity.

In order to receive Class A shares without a front-end sales charge or a CDSC, you must notify the appropriate Fund of your eligibility at the time of purchase. Due to operational limitations at your financial intermediary, a sales charge or a CDSC may be assessed; please consult your financial representative.

Repurchase of Class A Shares

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire Class A Shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. To exercise this privilege, the Trust must receive your purchase order within 180 days of your redemption. In addition, you must notify Shareholder Services when you send in your purchase order that you are repurchasing shares. The Fund reserves the right to modify or terminate this arrangement at any time.

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 544-6060, or Shareholder Services at (888) 933-8274. All account information is subject to acceptance and verification by the Funds’ Distributor.

Clear and prominent information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Trust’s web site at

www.yorktownfunds.com, which provides links to the prospectus and SAI containing the relevant information. You may also call the Trust at (800) 544-6060 or Shareholder Services at (888) 933-8274 for this information. All account information is subject to acceptance and verification by the Fund’s Distributor.

The Trust reserves the right in its sole discretion to withdraw all or any part of the offering of shares of a Fund when, in the judgment of the Trust’s management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Trust until it has been confirmed in writing by the Trust and payment has been received.

How to Buy Shares

You may obtain application forms for the purchase of Class A, Class L, or Institutional Class Shares of the Funds by contacting the shareholder services department (“Shareholder Services”) of Ultimus Fund Solutions, LLC (the “Transfer Agent”), the Funds’ transfer agent, at the address or telephone number shown below.

Regular Mail:

Yorktown Funds
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707

Overnight Mail:

Yorktown Funds
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Phone:

(888) 933-8274

Shares are sold at their offering price, which is based upon the net asset value per share next computed after receipt and acceptance of the order by Shareholder Services, plus any applicable sales charge.

The minimum initial investment in each Fund’s Class A and Class L Shares is $1,000, and the minimum for additional investments is $100.

Investment minimums for the Institutional Share Class purchased in a Fee Based Account, through an advisor, are $1,000 minimum initial investment or $100 minimum investment on a monthly basis. With the exception of the Treasury Advanced Total Return Fund, the minimum initial investment in each Fund’s Institutional Class Shares is $1,000,000, and the minimum for additional investments is $100,000, unless otherwise waived as described below. The minimum initial investment in the Treasury Advanced Total Return Fund’s Institutional Class Shares is $100,000 and the minimum for additional investments is $100,000.

An exception to these minimums is granted for investments made pursuant to special plans or if approved by the Distributor. The Adviser may also approve waivers of the minimum purchase amount if, in its opinion, to do so would be in the best interests of a Fund’s shareholders. If you purchase Shares of a Fund from certain broker-dealers, banks or other authorized third parties, Shareholder Services will be deemed to have received your purchase order when that third party has received your order. The Trust and the

Distributor reserve the right to reject any purchase order and to discontinue offering Shares of a Fund for purchase.

Additional Investments. You may purchase additional Shares of a Fund at any time by mail, wire, or automatic investment. Each additional mail purchase request must contain:

■	your name;

■	the name on your account(s);

■	your account number(s);

■	the name of the Fund; and

■	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “How to Invest” (above) in this prospectus. To send a bank wire, call Shareholder Services at (888) 933-8274 to obtain instructions.

Automatic Investment Plan. You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more ($50 or more for individual retirement plan (“IRA”) accounts) from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Customer Identification and Verification. In compliance with the USA PATRIOT Act of 2001, the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. This information will be verified to ensure the identity of all persons opening a mutual fund account. The Trust is required by law to reject your new account application if the required identifying information is not provided. Please contact Shareholder Services at (888) 933-8274 if you need additional assistance when completing your account application.

In certain instances, the Trust is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer’s identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Trust, your application will be rejected. Upon receipt of your application in proper form (meaning that it is complete and contains all necessary information, and has all supporting documentation such as proper signature guarantees, IRA rollover forms, etc.), or upon receipt of all identifying information required on the application, your investment will be received and your order will be processed at the next-determined NAV. However, the Trust reserves the right to close your account at the next-determined NAV if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Trust. If the Trust is unable to verify your identity, the Trust reserves the right to liquidate your account at the next-determined NAV and remit proceeds to you via check. The Trust reserves the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program. Customer identification and verification is part of the Trust’s overall obligation to deter money laundering under federal law. The Trust has adopted an Anti-Money Laundering Compliance Program designed to prevent the Trust from being used for money laundering or the financing of terrorist activities. In this regard, if the Trust is unable to verify your identity, as required by anti-money laundering laws, we may refuse to open your account or may delay opening your account pending verification of your identity. If we subsequently are unable to verify your identity, we may close your account without further notice and return to you the value of your shares at the next calculated net asset value. The Trust has appointed an officer of Ultimus Fund Distributors, LLC, the Trust’s principal underwriter, to serve as AML Officer and to oversee the implementation of the Trust’s Anti-Money Laundering Compliance Program.

Investing by Wire. Once you have completed an application and the Transfer Agent has verified certain information on your account application form, you may purchase Class A Shares of a Fund by requesting your bank to wire funds directly to the Transfer Agent. To invest by wire please call Shareholder Services at (888) 933-8274 for instructions. Your bank may charge you a fee for this service. Be sure to include your name and account number in the wire instructions that you provide your bank. Once your account is opened, you may make additional investments using the wire procedure described above.

Investing by Mail. For initial purchases, the account application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the applicable Fund. Please be sure to specify the class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

Right of Refusal. The Trust may reject or cancel any purchase orders, including exchanges, for any reason.

Other Purchase Information. You may not use ACH transactions for your initial purchase of Fund’s shares. Each Fund may limit the amount of purchase and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund and charged a $25 fee to defray bank charges. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s Transfer Agent.

How to Sell Shares

You may sell your Class A, Class L, or Institutional Class Shares in three different ways:

■	by mailing a written redemption request for a check or wire representing the redemption proceeds to Shareholder Services;

■	by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $50,000 and the check is being sent to the record address for the account, which has not changed in the prior three months); or

■	by making a telephone request for redemption proceeds to be wired to a predesignated bank.

Redemptions by Mail. A written request for redemption must include the name of the Fund, the class of shares, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wiring instructions. If you own an IRA or other retirement plan, you must indicate on your redemption request whether a Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding. Upon timely receipt by Shareholder Services of a redemption request in “good order,” as described below, the shares will be redeemed at the net asset value per share computed at the close of regular trading on the NYSE on that day. Redemption requests received after the close of regular trading will be executed at the net asset value per share next computed. The signature(s) on all redemptions of $50,000 or more, redemptions requesting that the proceeds check be made payable to someone other than the registered owner(s) or sent to an address other than the record address (or sent to the record address if that address has been changed in the previous three months), or redemptions that are transmitted by a bank other than the bank of record must be guaranteed by a member of the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc.’s Medallion Signature Program (MSP). Signature guarantees from a notary public are not acceptable. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request.

Telephone Redemptions. To redeem shares by telephone, call Shareholder Services directly at (888) 933-8274. Telephone redemptions are not available for retirement plans other than IRAs. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. When a redemption request is made by telephone, a shareholder may choose to receive redemption proceeds either by having a check payable to the shareholder mailed to the address of record on the account, provided the address has not changed during the past three months and the redemption amount does not exceed $50,000, or by having a wire sent to a previously designated bank account.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their transfer agent will be held liable if you are unable to place your trade due to high call volume.

Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. Shareholders may select the telephone redemption wire service when filling out the initial application or may select it later by completing the appropriate form that is available from Shareholder Services.

A telephone redemption request must be received by Shareholder Services prior to the close of regular trading on the NYSE. If a telephone request is made after the close of regular trading on the NYSE or on a day when the NYSE is not open for business, the Funds cannot accept the request and a new request will be necessary. Shareholders may avoid the possibility of having to re-submit a redemption request by using any other regular means of request described in this prospectus.

Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the Transfer Agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

Wire Redemptions. Wire redemptions by telephone may be made only if the bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. If a shareholder decides to change the bank account to which proceeds are to be wired, the change must be effected by filling out and submitting in advance the appropriate form that is available from Shareholder Services. The account will be charged $15 for any redemptions with proceeds being sent by wire.

Internet Transaction Privileges. To establish internet transaction privileges, you must enroll through the Funds’ website at https://yorktownfunds.com/. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. Please call (888) 933-8274 for assistance in establishing online access.

You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, their distributor and their transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Other Information. Proceeds resulting from a redemption request normally will be mailed to you or wired to your bank the next business day after receipt of a request in “good order,” as defined under “Exchange Privileges,” below. The Funds, however, may delay sending redemption proceeds for up to seven days. If

Fund shares were purchased by check and are redeemed within 15 days of such purchase, you may experience additional delays in receiving redemption proceeds. A Fund generally will postpone sending redemption proceeds from an investment made by check until the Trust can verify that the check has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier’s check or certified check. If checks representing redemption proceeds are returned “undeliverable” or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Funds at the NAV per share determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the redemption request. If there is a question concerning the redemption of Fund shares, contact Shareholder Services.

A Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the NYSE is closed other than weekends or holidays, when trading on the NYSE is restricted (as determined by the SEC), during an emergency (as determined by the SEC) that makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

GENERAL INFORMATION

This section summarizes the Funds’ distribution policies and other general Fund information.

Dividends, Distributions and Taxes

Dividends and Other Distributions. Each Fund declares and pays dividends from its net investment income (including dividends from Underlying Funds) and distributes any net capital gains realized from the sale of its portfolio securities (including shares of Underlying Funds) at least annually. Unless Shareholder Services receives written instructions to the contrary from a shareholder before the record date for a distribution, the shareholder will receive that distribution in additional Fund shares of the distributing class at their NAV on the reinvestment date.

Taxation of Shareholders. Dividends and other distributions by a Fund to its shareholders, other than tax-exempt entities (including individual retirement accounts and qualified retirement plans), are taxable to them regardless of whether the distributions are received in cash or reinvested in additional Fund shares. Dividends from a Fund’s net income (generally consisting of net investment income, plus the excess of net short-term capital gain over net long-term capital loss) generally are taxable as ordinary income (except as mentioned below), whereas distributions of a Fund’s net capital gain (i.e., the excess of net long -term capital gain over net short-term capital loss) are taxable as long-term capital gains, regardless of how long the shareholder held its shares.

A Fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions, including dividends from any Underlying Fund attributable to dividends from such corporations with respect to which the Underlying Fund satisfies those restrictions) (“QDI”) generally are subject to federal income tax at the rates applicable to net long-term capital gain, including a 20%maximum rate, for individual shareholders who satisfy those restrictions with respect to their shares on which the Fund dividends were paid. If a Fund’s QDI is at least 95% of its gross income (as specially computed), the entire dividend will qualify for that treatment. A portion of a Fund’s dividends -

not exceeding the aggregate dividends it receives from domestic corporations only - also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

For taxable years beginning after 2017 and before 2025, non-corporate taxpayers generally may deduct 20% of “qualified business income” derived either directly or through partnerships or S corporations. For this purpose, “qualified business income” generally includes ordinary real estate investment trusts (“REIT”) dividends and income derived from master limited partnership (“MLP”) investments. Non-corporate shareholders can claim the qualified business income deduction with respect to REIT dividends received by a Fund or an underlying Fund if the fund and underlying Fund meets certain holding period and reporting requirements. There is currently no mechanism for a Fund, to the extent it or an underlying fund invests in MLPs, to pass through to non-corporate shareholders the character of income derived from MLP investments so as to allow such shareholders to claim this deduction. It is uncertain whether future legislation or other guidance will enable a Fund to pass through to non-corporate shareholders the ability to claim this deduction.

Distributions to you of a Fund’s net capital gain, including gain it realizes on the redemption of any Underlying Fund’s shares it held for more than one year and distributions from any Underlying Fund of the latter’s net capital gain, also are subject to a 20% maximum federal income tax rate for individual shareholders.

The portion of the dividends a Fund pays that are attributable to interest earned on its investments that are direct U.S. Government obligations generally are not subject to state and local income taxes. Each Fund advises its shareholders of the tax status of distributions following the end of each calendar year.

A redemption of Fund shares will result in taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares. An exchange of a Fund’s shares for shares of another Fund will have similar tax consequences. Capital gain recognized on a redemption or exchange of Fund shares held for more than one year will be long-term capital gain and will be subject to federal income tax, for an individual shareholder, at the maximum 20% rate mentioned above.

The foregoing only summarizes some of the important federal income tax considerations generally affecting the Funds and their shareholders; see the SAI for a further discussion. Because other federal, state, or local tax considerations may apply, investors are urged to consult their tax advisors.

Net Asset Value

The offering price of each Fund’s Shares is based upon the Fund’s net asset value (“NAV”) per share, plus any applicable sales charges. NAV per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open. The NAV per share is computed by adding the total value of a Fund’s investments and other assets (including dividends accrued but not yet collected) attributable to a Fund’s Class A, Institutional Class, and Class L Shares, subtracting any liabilities (including accrued expenses) attributable to a Fund’s Class A, Institutional Class, or Class L Shares, and then dividing by the total number of the applicable class’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of a Fund, the NAV of the different classes may vary.

Shares of open-end Underlying Funds are valued at their respective NAV under the 1940 Act. The Underlying Funds generally value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of trustees of the Underlying Fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost to value their securities or penny-rounding methods to compute their price per share. Securities that are listed on U.S. exchanges (other than exchange traded funds (“ETFs”)) are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the previous day’s closing price. ETFs are valued at the last sales price on the ETFs primary exchange on the day the securities are valued or, lacking any sales on such day, either at the value assigned by a nationally recognized third-party pricing service or at the previous day’s closing price. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. U.S. Treasury securities and corporate bonds are priced at an evaluated mean of the last bid and asked prices available prior to valuation. Other securities traded in the OTC market are valued at the last bid price available prior to valuation.

Other Fund assets are valued at current market value or, where unavailable or unreliable, at fair value as determined in good faith by or under the direction of the Board. The Board has designated the Adviser as “valuation designee” to make certain determinations relating to the valuation of the Fund’s assets. Debt securities having 60 days or less remaining to maturity generally are valued at their amortized cost.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the NAV of Fund shares is determined, such as foreign securities trading on foreign exchanges that close before the time the NAV of Fund shares is determined, may be reflected in the Trust’s calculations of net asset values for certain Funds when the valuation designee deems that the event or circumstance would materially affect the value of such portfolio securities. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that each Fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a Fund’s securities can serve to reduce arbitrage opportunities available to traders seeking to take advantage of information available to them that is not the basis of Trust valuation actions, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by those traders.

If a security or securities that a Fund owns are traded after the NYSE is closed (for example, on an after-hours market) the value of the Fund’s assets may be affected on days when the Fund is not open for business. In addition, trading in some of a Fund’s assets may not occur on days when the Fund is open for business.

Fair Value Pricing

The Board has delegated to the valuation designee responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the valuation designee will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The valuation designee must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Funds have adopted written policies and procedures to guide the valuation designee with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

When a security is fair value priced, it means that the valuation designee is calculating the value of that security on a day and under circumstances where reliable pricing information from normal sources is not available. Accordingly, there is always the possibility that the valuation designee’s calculations concerning security value could be wrong, and as a result, the Fund’s NAV on that day could be higher or lower, depending on how the security was valued, than would otherwise be the case.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

Frequent Trading

The Funds are intended to be used as long-term investments. The Trust discourages frequent purchases, redemptions or exchanges of Fund shares and does not accommodate such trading. “Market-timers” who engage in frequent purchases, redemptions or exchanges over a short period of time can disrupt a Fund’s investment program and create additional transaction costs that are borne by all shareholders of a Fund. The Board has adopted policies and procedures to detect and prevent frequent purchases, redemptions or exchanges of Fund shares by shareholders, and seeks to apply these policies and procedures to all shareholders. Although such policies and procedures may not be successful in detecting or preventing excessive short-term trading in all circumstances, the Trust’s policies and procedures provide that each of the Funds may temporarily suspend or terminate purchase, redemption or exchange transactions by any investors, potential investors, groups of investors or shareholders who engage in short-term trading activity that may be disruptive to the Trust or any of its Funds. It may be difficult to identify whether particular orders placed through banks, broker-dealers, investment representatives or other financial intermediaries may be excessive in frequency and/or amount or otherwise disruptive to the Funds when such trading activity takes place at the level of omnibus accounts established in the Trust’s name by such financial intermediaries. Accordingly, the Trust’s policies and procedures seek to consider all trades placed in a combined order through an omnibus account by a financial intermediary as part of a group to determine whether such trades may be rejected in whole or in part.

The Funds or the Underlying Funds may invest in foreign securities, and may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in foreign markets may present time zone arbitrage opportunities when events affecting portfolio securities’ values occur after the close of the foreign markets but prior to the close of the U.S. markets. The Funds and the Underlying Funds have adopted policies and procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect their fair value as of the valuation time. To the extent that the Funds or the Underlying Funds do not accurately value foreign securities as of the Fund’s valuation time, investors engaging in price arbitrage may cause dilution in the value of the Fund’s shares held by other shareholders. The Funds or the Underlying Funds may invest in small capitalization equity securities. Because such securities may be infrequently traded, short-term traders may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any successful price arbitrage also may cause dilution in the value of the shares of the Funds held by other shareholders.

Acquired Fund Fees and Expenses

An SEC rule adopted in 2006, requires the Trust to report total expense ratios in its prospectus fee tables that account for both the expenses that a Fund pays directly out of its assets (sometimes called “direct expenses”), and the expense ratios of the Underlying Funds (including business development companies (BDC’s”)) in which the Fund invests (often called “acquired fund fees” or “indirect expenses”). The disclosure of the Fund’s indirect expenses in the Fund’s fee table is contained in the acquired fund fees and expenses (AFFEs) line item. This disclosure is designed to provide investors with a better understanding of the actual costs of investing in a Fund that invests in other funds, which have their own expenses that may be as high, or higher, than the acquiring Fund’s expenses.

Direct Fund Expenses: Expenses and fees such as management fees and custody fees typically accrue daily and are paid monthly. These expenses are borne directly by the Fund and reduce the Fund’s net assets, thus detracting from total return.

Indirect Fund Expenses: AFFEs are not accrued daily, nor are they paid directly from the Fund’s net assets. They reflect the Fund’s pro rata share of fees and expenses incurred by investing in Acquired Fund. AFFEs are reflected in the prices of the Acquired Fund, and thus are included in the total returns of the Fund.

Are AFFEs reflected in a Fund’s financial statements?

No. Because acquired fund fees and expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund’s financial statements or the Fund’s financial highlights included in the Fund’s reports to shareholders.

Distribution and Service Plans

The Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or non-cash payments to intermediaries who sell shares of the Funds. Such payments and compensation are in addition to the service fees paid by the Funds. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Adviser or Distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold.

Rule 12b-1 Fees

The Board has adopted a Plan of Distribution for each Fund’s Class L Shares, Class A Shares of the Funds (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Funds may finance from the assets of Class L Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. Each Fund finances these distribution and service activities through payments made to the Distributor. The fee paid to the Distributor by each Fund is computed on an annualized basis reflecting the average daily net assets of a class, equal to 1.00% for Class L Share expenses. Because these fees are paid out of Class L Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

The 12b-1 Plan also covers the Class A Shares of the Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund. Pursuant to the 12b-1 Plan, those Funds may finance from the assets of their Class A Shares certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Funds finance these distribution and service activities through payments made to the Distributor. For Capital Appreciation Fund, Master Allocation Fund and Small Cap Fund, the fee paid to the Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of a class, equal to a maximum of 0.25% for Class A Share expenses. Because these fees are paid out of a Class A Shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. The Funds may voluntarily reduce the rate of 12b-1 fees charged from time to time.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Payments to Financial Intermediaries

From time to time, the Adviser and/or its affiliates, at their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with making shares of the Funds available to their customers or registered representatives, including costs for providing a Fund with “shelf space” and/or placing a Fund on a preferred or recommended fund list. For purposes of this discussion, “Financial Intermediaries” include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a similar arrangement with the Funds and/or their affiliates. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and are not paid by the Funds. These arrangements may apply to any or all shares, including shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to Financial Intermediaries. For more information please see “Payments to Financial Intermediaries” in the Funds’ SAI.

The level of payments to individual Financial Intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the assets of the Funds that are attributable to investments by customers of the Financial Intermediary or the quality of the Financial Intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the Financial Intermediaries from other mutual funds and may influence a Financial Intermediary to recommend or offer certain funds or share classes over other investment alternatives. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the net asset value or price of a Fund’s shares.

The Adviser and/or its affiliates currently have “revenue sharing” arrangements with several Financial Intermediaries.

Please contact your Financial Intermediary for information about any payments it may receive in connection with the sale of Fund shares, as well as information about any fees and/or commissions it charges.

General Information

Small Account Fees

Due to the relatively higher cost of maintaining small accounts, the Funds may deduct $25 per year from your account if your account has a value of less than $500 or may redeem the shares in your account if your account has a value of less than $25. If a Fund elects to redeem such shares, it will notify you of its intention to do so, and provide you with the opportunity to increase the amount invested to $500 or more within 30 days of notice. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Fund will not close your account if it falls below the required minimum solely because of a market decline. The Fund reserves the right to waive this fee or redemption requirement.

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that a Fund send these documents to each shareholder individually by calling Shareholder Services at (888) 933-8274.

Automatic Investment Plan

You may purchase Fund shares through an Automatic Investment Plan. Under the Plan, your bank checking account will automatically be debited monthly or quarterly in an amount equal to at least $100 (subject to the minimum initial investment of $1,000). You may elect to participate in the Automatic Investment Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Systematic Withdrawal Plan

If you have made an initial investment of at least $10,000 in any of the Funds, or have otherwise accumulated shares valued at no less than $10,000, you are eligible to sell shares through a Systematic Withdrawal Plan. If so eligible, you may arrange for fixed withdrawal payments (minimum payment - $ 100; maximum payment -1% per month or 3% per quarter of the total net asset value of Fund shares in the shareholder account at inception of the Systematic Withdrawal Plan) at regular monthly or quarterly intervals. Withdrawal payments will be made to you or to the beneficiaries designated by you. You are not eligible to sell shares through a Systematic Withdrawal Plan if you are making regular purchase payments pursuant to the Systematic Investment Plan. You may elect to participate in the Systematic Withdrawal Plan when filling out the initial application or may elect to participate later by completing the appropriate form that is available from Shareholder Services.

Exchange Privileges

You may exchange Shares of any Fund for the identical Class Shares of any other Fund. If you exchange Class A Shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to a sales charge equal to the difference between the lower and higher applicable sales charges. If you exchange Class A Shares into a Fund with the same, lower or no sales charge there is no sales charge for the exchange. Additionally, the amount of your exchange must meet any initial or subsequent purchase minimums applicable to the Fund into which you are making the exchange.

You may also exchange your Fund shares into the Federated Prime Cash Obligations Fund, which is an unaffiliated, separately managed, money market mutual fund. There is no sales charge for the exchange.

This exchange privilege is offered as a convenience to you. For an exchange into the Federated Prime Cash Obligations Fund, you must first receive that Fund’s prospectus. The exchange privilege must also be selected on your account application form.

You may place exchange orders in writing with Shareholder Services, or by telephone, if a written authorization for telephone exchanges is on file with Shareholder Services. All permitted exchanges will be effected based on the NAV per share of each Fund that is next computed after receipt by Shareholder Services of the exchange request in “good order.” An exchange request is considered in “good order” only if the dollar amount or number of shares to be purchased is indicated and the written request is signed by the registered owner and by any co-owner of the account in exactly the same name or names used in establishing the account. Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the stockholder of record making the exchange request.

The exchange privilege may be modified or terminated at any time upon 60 days’ written notice to shareholders. Before making any exchange, you should contact Shareholder Services or your broker to obtain more information about exchanges. For tax purposes, an exchange is treated as a redemption of one Fund’s shares and a subsequent purchase of the other Fund’s shares. Any capital gain or loss on the exchanged shares should be reported for income tax purposes. The price of the acquired shares will be their cost basis for those purposes.

The Board of the Trust has approved a Code of Ethics (the “Code”) for the Funds and Advisor. The Funds’ Distributor has also adopted a Code of Ethics which governs its activities as a Distributor. These Codes govern the personal activities of persons who may have knowledge of the investment activities of the Funds, requires that they file regular reports concerning their personal securities transactions, and prohibits activities that might result in harm to the Fund. The Board is responsible for overseeing the implementation of the Codes. The Funds have filed copies of each Code with the Securities and Exchange Commission. Copies of the Codes of Ethics are available on the SEC’s EDGAR database at the SEC’s web site (http://www.sec.gov).

Cost Basis

For those securities defined as “covered” under current Internal Revenue Service (“IRS”) cost basis tax reporting regulations, the Funds are responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds are not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Funds and their service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Trust has chosen the average cost method as its standing (default) cost basis method for all shareholders. Under this method, the Funds will average the cost of all shares held by a shareholder for tax reporting purposes. Each shareholder has the option to elect a different cost basis method by notifying the Fund in writing. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method.

Shareholders may, however, choose a method other than a Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Privacy Policy

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

■	Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

■	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

APPENDIX D: FINANCIAL HIGHLIGHTS

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$14.35		$16.88	$17.43	$12.23	$11.19		$11.48
Income from investment operations
Net investment income (loss)(1)	—	(2)	0.05	(0.05)	— (2)	0.02	(3)	0.01	(3)
Net realized and unrealized gain (loss) on investments	0.50		(1.53)	0.37	5.21	1.17		(0.20)
Total income (loss) from investment operations	0.50		(1.48)	0.32	5.21	1.19		(0.19)

Distributions
From net investment income	—		—	—	(0.01)	—		(0.02)
From net realized gain on security transactions	—		(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	—		(1.05)	(0.87)	(0.01)	(0.15)		(0.10)
Net asset value, end of year/period	$14.85		$14.35	$16.88	$17.43	$12.23		$11.19

Total return	3.48	% (4)	(8.36)%	1.34%	42.61%	10.69%		(1.59)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$25,447		$31,437	$44,971	$45,375	$33,286		$25,741
Ratio of expenses to average net assets before waivers	1.68	% (5)	1.53%	1.38%	1.63%	1.55	% (6)	1.63	% (6)
Ratio of net expenses to average net assets	1.17	% (5)	1.17%	1.16%	1.15%	1.15	% (6)	1.15	% (6)
Ratio of net investment income (loss) to average net assets	(0.01	)% (5)	0.30%	(0.28)%	(0.03)%	0.13%		0.10%
Portfolio turnover rate	76	% (4)	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include expenses of the investment companies in which the Fund invests.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$14.12		$16.67	$17.26	$12.13	$11.13		$11.43
Income from investment operations
Net investment income (loss)(1)	(0.02)		0.01	(0.10)	(0.04)	(0.01	) (2)	0.02	(2)
Net realized and unrealized gain (loss) on investments	0.49		(1.51)	0.38	5.17	1.16		(0.23)
Total income (loss) from investment operations	0.47		(1.50)	0.28	5.13	1.15		(0.21)

Distributions
From net investment income	—		—	—	—	—		(0.01)
From net realized gain on security transactions	—		(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	—		(1.05)	(0.87)	—	(0.15)		(0.09)
Net asset value, end of year/period	$14.59		$14.12	$16.67	$17.26	$12.13		$11.13

Total return (excludes sales charge)	3.33	% (3)	(8.59)%	1.12%	42.29%	10.39%		(1.77)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$830		$827	$944	$703	$343		$280
Ratio of expenses to average net assets before waivers	1.93	% (4)	1.78%	1.63%	1.88%	1.80	% (5)	1.88	% (5)
Ratio of net expenses to average net assets	1.42	% (4)	1.42%	1.41%	1.40%	1.40	% (5)	1.40	% (5)
Ratio of net investment income (loss) to average net assets	(0.26	)% (4)	0.05%	(0.53)%	(0.30)%	(0.10)%		0.20%
Portfolio turnover rate	76	% (3)	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

YORKTOWN SMALL CAP FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$13.35		$15.94	$16.67	$11.81	$10.91		$11.28
Income from investment operations
Net investment loss(1)	(0.06)		(0.10)	(0.22)	(0.13)	(0.10	) (2)	(0.10	) (2)
Net realized and unrealized gain (loss) on investments	0.46		(1.44)	0.36	4.99	1.15		(0.19)
Total income (loss) from investment operations	0.40		(1.54)	0.14	4.86	1.05		(0.29)

Distributions
From net realized gain on security transactions	—		(1.05)	(0.87)	—	(0.15)		(0.08)
Total distributions	—		(1.05)	(0.87)	—	(0.15)		(0.08)
Net asset value, end of year/period	$13.75		$13.35	$15.94	$16.67	$11.81		$10.91

Total return	3.00	% (3)	(9.25)%	0.31%	41.15%	9.68%		(2.56)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$3,803		$3,601	$3,220	$2,292	$1,128		$856
Ratio of expenses to average net assets before waivers	2.68	% (4)	2.53%	2.38%	2.63%	2.55	% (5)	2.63	% (5)
Ratio of net expenses to average net assets	2.17	% (4)	2.17%	2.16%	2.15%	2.15	% (5)	2.15	% (5)
Ratio of net investment loss to average net assets	(1.01	)% (4)	(0.70)%	(1.28)%	(1.05)%	(0.88)%		(0.87)%
Portfolio turnover rate	76	% (3)	110%	49%	50%	36%		42%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS

	Institutional Class
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$16.48		$17.92	$19.69	$16.48	$14.67		$19.37
Income from investment operations
Net investment income (loss)(1)	0.03		— (2)	(0.07)	(0.10)	(0.03	) (3)	(0.04	) (3)
Net realized and unrealized gain (loss) on investments	1.38		(1.44)	0.82	5.23	2.99		(2.03)
Total income (loss) from investment operations	1.41		(1.44)	0.75	5.13	2.96		(2.07)

Distributions
From net realized gain on security transactions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year/period	$17.89		$16.48	$17.92	$19.69	$16.48		$14.67

Total return	8.56	% (4)	(8.04)%	2.45%	31.70%	20.28%		(10.41)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$32,800		$29,704	$26,805	$25,611	$28,514		$20,181
Ratio of expenses to average net assets before waivers	1.47	% (5)	1.46%	1.37%	1.46%	1.46	% (6)	1.45	% (6)
Ratio of net expenses to average net assets	1.00	% (5)	1.00%	1.04%	1.33%	1.46	% (6)	1.45	% (6)
Ratio of net investment income (loss) to average net assets	0.38	% (5)	0.01%	(0.33)%	(0.58)%	(0.17)%		(0.21)%
Portfolio turnover rate	17	% (4)	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include expenses of the investment companies in which the Fund invests.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class A
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$15.18		$16.51	$18.31	$15.44	$13.80		$18.40
Income from investment operations
Net investment income (loss)(1)	0.03		— (2)	(0.07)	(0.09)	(0.02	) (3)	(0.02	) (3)
Net realized and unrealized gain (loss) on investments	1.27		(1.33)	0.79	4.88	2.81		(1.95)
Total income (loss) from investment operations	1.30		(1.33)	0.72	4.79	2.79		(1.97)

Distributions
From net realized gain on security transactions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year/period	$16.48		$15.18	$16.51	$18.31	$15.44		$13.80

Total return (excludes sales charge)	8.56	% (4)	(8.06)%	2.48%	31.63%	20.33%		(10.42)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$10,804		$7,511	$9,544	$9,991	$8,835		$8,487
Ratio of expenses to average net assets before waivers	1.47	% (5)	1.46%	1.37%	1.46%	1.46	% (6)	1.45	% (6)
Ratio of net expenses to average net assets	1.00	% (5)	1.00%	1.04%	1.33%	1.46	% (6)	1.45	% (6)
Ratio of net investment income (loss) to average net assets	0.38	% (5)	0.03%	(0.33)%	(0.57)%	(0.15)%		(0.13)%
Portfolio turnover rate	17	% (4)	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Amount is less than $0.005 per share.

(3)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(4)	Not annualized.

(5)	Annualized.

(6)	Does not include expenses of the investment companies in which the Fund invests.

YORKTOWN GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class L
	For the Six Months Ended July 31, 2023		For the Year Ended January 31,
	(Unaudited)		2023	2022	2021	2020		2019
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$10.69		$11.74	$13.80	$12.13	$11.16		$15.60
Income from investment operations
Net investment loss(1)	(0.03)		(0.10)	(0.20)	(0.20)	(0.14	) (2)	(0.17	) (2)
Net realized and unrealized gain (loss) on investments	0.89		(0.95)	0.66	3.79	2.26		(1.64)
Total income (loss) from investment operations	0.86		(1.05)	0.46	3.59	2.12		(1.81)

Distributions
From net realized gain on security transactions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Total distributions	—		—	(2.52)	(1.92)	(1.15)		(2.63)
Net asset value, end of year/period	$11.55		$10.69	$11.74	$13.80	$12.13		$11.16

Total return	8.04	% (3)	(8.94)%	1.38%	30.35%	19.13%		(11.29)%

Ratios/Supplemental Data
Net assets, end of year/period (000’s omitted)	$31,800		$30,790	$37,380	$35,192	$27,129		$23,097
Ratio of expenses to average net assets before waivers	2.47	% (4)	2.46%	2.37%	2.46%	2.46	% (5)	2.45	% (5)
Ratio of net expenses to average net assets	2.00	% (4)	2.00%	2.04%	2.33%	2.46	% (5)	2.45	% (5)
Ratio of net investment loss to average net assets	(0.62	)% (4)	(0.97)%	(1.33)%	(1.57)%	(1.16)%		(1.17)%
Portfolio turnover rate	17	% (3)	78%	54%	94%	43%		61%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(3)	Not annualized.

(4)	Annualized.

(5)	Does not include expenses of the investment companies in which the Fund invests.

AMERICAN PENSION INVESTORS TRUST

STATEMENT OF ADDITIONAL INFORMATION

REORGANIZATION OF

Yorktown Small Cap Fund
(A series of American Pension Investors Trust)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(888) 933-8274

IN EXCHANGE FOR SHARES OF

Yorktown Growth Fund
(A series of American Pension Investors Trust)
c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(888) 933-8274
[     ], 2024

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Yorktown Small Cap Fund with and into Yorktown Growth Fund, each a series of American Pension Investors Trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Information Statement/Prospectus dated March [ ], 2024 (the “Information Statement”) of the Yorktown Growth Fund (the “Acquiring Fund”) which relates to the Reorganization. As described in the Information Statement, the Reorganization would involve the transfer of all of the assets of the Yorktown Small Cap Fund (the “Acquired Fund”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of each class of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Information Statement. The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by contacting the Trust at 2303 Yorktown Avenue, Lynchburg, VA 24501 or by calling Shareholder Services at (888) 933-8274.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Information Statement/Prospectus:

●	The Prospectus and Statement of Additional Information for each of the Acquired Fund and Acquiring Fund, dated May 31, 2023, as supplemented (on file with the SEC (http://www.sec.gov) (File Nos. 811-04262; 002-96538) (Accession No. 0001580642-23-002954))

●	The Annual Report for each of the Acquired Fund and Acquiring Fund for the fiscal year ended January 31, 2023, as amended (on file with the SEC (http://www.sec.gov) (File No. 811-04262) (Accession No. 0001398344-23-014563))

●	The Semi-Annual Report for each of the Acquired Fund and Acquiring Fund, dated July 31, 2023 (on file with the SEC (http://www.sec.gov) (File No. 811-04262) (Accession No. 0001398344-23-018987))

●	The Statement of Additional Information relating to this Information Statement dated March [ ], 2024.

Supplemental Financial Information (Unaudited)

A table showing the fees and expenses of the Acquiring Fund and Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Fees and Expenses” in the Information Statement. The Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Acquired Fund modified to show the effects of the change is not required and is not included.

The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Fund.

American Pension Investors Trust

Form N-14

PART C: OTHER INFORMATION

ITEM 15.	Indemnification

Section 5.1 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust as such shall be subject to any personal liability whatsoever to any person in connection with Trust Property or the affairs of the Trust, save only that to which they would be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of their reckless disregard of their obligations and duties with respect to such person; and all persons shall look solely to the Trust Property for satisfaction of claims of any nature arising directly or indirectly in connection with the affairs of the Trust. Section 5.1 also provides that if any Trustee, officer, employee or agent, as such, of the Trust is made party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, be held to any personal liability.

Section 5.2 of Article V of the Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of Trust), except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Paragraph (a) of Article VI of the By-Laws indemnifies Trustees or officers of the Trust against losses sustained in a legal action by virtue of such person’s position with the Trust. Such person must have been acting in good faith and in a manner which the person reasonably believed to be in, or not opposed to, the best interests of the Trust, and in the case of a criminal proceeding, not unlawful.

The provisions of paragraph (a) do not cover losses sustained in actions brought by or on behalf of the Trust. The provisions of paragraph (b) are similar to those of paragraph (a) but cover losses sustained in actions brought by or in the right of the Trust itself. The required standard of conduct is the same, except that no indemnification may be made if the indemnitee is adjudged liable of negligence or misconduct unless a court determines the indemnitee is entitled to indemnification.

Paragraph (c) of Article VI allows a Trustee or officer to be indemnified against expenses actually and reasonably incurred without a determination as to the standard of conduct required in paragraphs (a) and (b) if the indemnitee is successful on the merits of an action. Paragraph (d) provides that if such a determination is necessary, it must be made either by a majority vote of Trustees who were disinterested and not parties to the action or by independent legal counsel.

Paragraph (e) of Article VI provides that expenses in defending an action may be paid in advance if the prospective indemnitee undertakes to repay the expenses if he or she is not found to be entitled to indemnification. A majority of disinterested, non-party Trustees or independent legal counsel must determine that there is reason to believe that the prospective indemnitee ultimately will be found entitled to indemnification before such payment may be made.

Paragraph (f) of Article VI provides that agents and employees of the Trust who are not Trustees or officers may be indemnified under the above-mentioned standards at the discretion of the Board.

Paragraph (g) of Article VI provides that indemnification pursuant to that Article is not exclusive of other rights, continues as to a person who has ceased to be a Trustee or officer and inures to heirs, executors and administrators of such a Person.

Paragraph (h) of Article VI provides that “nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person’s office.”

Paragraph (i) of Article VI provides that the Trust may purchase insurance for any persons against liability but that “insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.”

Paragraph 9 of the Investment Advisory and Administrative Services Agreement (the “Agreement”) dated December 28, 1990, provides that except as may be determined by applicable legal standards, Yorktown Management & Research Company, Inc. (the “Adviser”) shall have no liability to the Trust, or its shareholders or creditors, for any error in business judgment, or for any loss arising out of any investment, or for any other act or omission in performance of its obligations to the Trust pursuant to the Agreement except (1) for actions and omissions constituting violations of the Investment Company Act of 1940, as amended (the “1940 Act”), the Securities Act of 1933, as amended (the “1933 Act”) or other federal securities laws, (2) in circumstances where the Adviser has failed to conform to reasonable business standards, and (3) by reason of its willful misfeasance, bad faith or reckless disregard of its duties and obligations.

Paragraph 9 of the Investment Advisory and Administrative Services Agreements dated September 30, 1992 and May 31, 1997, respectively, provides that the Adviser not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or in any event whatsoever, provided that nothing herein shall be deemed to protect, or purport to protect, the Adviser against any liability to the Trust or to the security holders of the Trust to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of its obligations and duties hereunder. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or Investors, from liability in violation of Section 17(h), 17(i), or 36(b) of the 1940 Act.

Paragraph 9 of the Distribution Agreement dated June 7, 2004 between Unified Financial Services, Inc. (the “Distributor”) provides that the Distributor agrees to indemnify and hold harmless the Trust and each person who has been, is, or may hereafter be a trustee, director, officer, employee, shareholder or control person of the Trust against any loss, damage or expense (including the reasonable costs of investigation) reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon any untrue statement or alleged untrue statement of a material fact, or the omission or alleged omission to state a material fact necessary to make the statements not misleading, on the part of the Distributor or any agent or employee of the Distributor or any other person for whose acts the Distributor is responsible, unless such statement or omission was made in reliance upon written information furnished by the Trust. The Distributor likewise agrees to indemnify and hold harmless the Trust and each such person in connection with any claim or in connection with any action, suit or proceeding which arises out of or is alleged to arise out of the Distributor’s failure to exercise reasonable care and diligence with respect to its services, if any, rendered in connection with investment, reinvestment, automatic withdrawal and other plans for Shares. The term “expenses” for purposes of this and the next paragraph includes amounts paid in satisfaction of judgments or in settlements which are made with the Distributor’s consent. The foregoing rights of indemnification shall be in addition to any other rights to which the Trust or each such person may be entitled as a matter of law.

The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, By-Laws, and the above-described contracts in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act may be provided to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 16.	Exhibits

1.	Declaration of Trust of American Pension Investors Trust (the “Trust” or the “Registrant”) dated January 23, 1985 is incorporated herein by reference to previously filed Exhibit 1 of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.
(a)	Amendment dated February 18, 1997 to the Registrant’s Declaration of Trust dated January 23, 1985 is incorporated herein by reference to previously filed Exhibit (1)(b) of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-97-000240 on April 16, 1997.
2.	By-Laws of the Registrant are incorporated herein by reference to previously filed Exhibit (2)(a) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.
(a)	Amendment dated September 16, 1988 to the Registrant’s By-Laws is incorporated herein by reference to previously filed Exhibit (2)(b) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.
3.	Voting Trust Agreement- Not Applicable
4.	Agreement and Plan of Reorganization - Contained in Appendix A to the Information Statement/Prospectus in Part A of this Registration Statement.
5.	Instrument defining the rights of holders of the Registrant’s shares of beneficial interest is incorporated herein by reference to previously filed Exhibit (4) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0000898432-96-000418 on September 30, 1996.
6.	Investment Advisory Agreement dated August 18, 2017, between the Registrant and Yorktown Management & Research Company, Inc., on behalf of each of its series portfolios, is incorporated herein by reference to previously filed Exhibit (d)(1)(i) of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001398344-18-004924 on March 29, 2018.
(a)	Amendment dated May 31, 2021 to the Investment Advisory Agreement between the Registrant, on behalf of each of its series portfolios, and Yorktown Management & Research Company, Inc., is incorporated herein by reference to previously filed Exhibit (d)(1)(ii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-22-002867 on May 27, 2022.

(b)	Sub-Investment Advisory Agreement dated April 29, 2016, between Yorktown Management & Research Company, Inc. and Sapphire Star Capital, LLC, relating to the Yorktown Small Cap Fund, is incorporated herein by reference to previously filed Exhibit (d)(2) of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001398344-18-004924 on March 29, 2018.
7.	Distribution Agreement dated December 31, 2019, between the Registrant and Ultimus Fund Distributors, LLC is incorporated herein by reference to previously filed Exhibit (e)(1) of Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-21-002526 on May 27, 2021.
(a)	Amendment dated January 1, 2021 to Distribution Agreement dated December 31, 2019 between the Registrant and Ultimus Fund Distributors, LLC is incorporated herein by reference to previously filed Exhibit (e)(2) of Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-21-002526 on May 27, 2021.
8.	Bonus, Profit Sharing, Pension or – Similar Contracts - Not Applicable.
9.	Custody Agreement dated February 1, 2013 between the Registrant and The Huntington National Bank is incorporated herein by reference to previously filed Exhibit (g) of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001398344-18-004924 on March 29, 2018.
10.	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 dated March 28, 2018 and Appendix A thereto is incorporated herein by reference to previously filed Exhibit (m)(1) of Post Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001398344-18-004924 on March 29, 2018.
(a)	Plan of Distribution pursuant to Rule 12b-1 dated March 31, 2016, relating to Yorktown Small Cap Fund, is incorporated herein by reference to previously filed Exhibit (m)(3) of Post Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001193125-16-473239 on February 22, 2016.
11.	Opinion and Consent of Counsel, Sullivan & Worcester LLP as to the legality of the shares being registered – draft filed herewith.
12.	Opinion and Consent of Counsel, Sullivan & Worcester LLP as to tax matters - filed herewith.

13.	Other Material Contracts- Mutual Fund Services Agreement dated February 12, 2016 between the Registrant and Ultimus Asset Services, LLC, regarding Transfer Agency Services, is incorporated herein by reference to previously filed Exhibit (h)(1) of Post-Effective Amendment No. 74 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001398344-18-004924 on March 29, 2018.
(a)	Other Material Contracts- Master Services Agreement, dated January 1, 2021, between the Registrant and Ultimus Fund Solutions, LLC regarding Fund Accounting, Fund Administration, and Transfer Agency services, is incorporated herein by reference to previously filed Exhibit (h)(2) of Post-Effective Amendment No. 87 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-21-002526 on May 27, 2021.
a.	Amendment dated May 31, 2021 to the Master Services Agreement dated January 1, 2021 between Registrant and Ultimus Fund Solutions, LLC, is incorporated herein by reference to previously filed Exhibit (h)(2)(ii) of Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-22-002867 on May 27, 2022.
(b)	Other Material Contracts - Expense Limitation Agreement dated May 31, 2023 between Yorktown Management & Research Company, Inc. and the Registrant, on behalf of the Yorktown Multi-Sector Bond Fund, Yorktown Growth Fund, Yorktown Short-Term Bond Fund and Yorktown Treasury Advanced Total Return Fund, is incorporated herein by reference to previously filed Exhibit (d)(2) of Post-Effective Amendment No. 89 to the Registrant’s Registration Statement on Form N-1A (File No. 002-96538) as filed with the SEC via EDGAR Accession No. 0001580642-23-002954 on May 25, 2023.
14.
(a)	Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd.- filed herewith.
15.	Financial Statements omitted pursuant to Item 14(a)(1)- None
16.	Powers of Attorney for Mark A. Borel, Stephen B. Cox, G. Edgar Dawson III, and Wayne C. Johnson – filed herewith.
17.	Additional Exhibits- None
ITEM 17.	Undertakings

1.	The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145 (c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file, by post-effective amendment, the final opinion of Sullivan & Worcester LLP supporting the tax consequences of the proposed Reorganization as soon as practicable after the closing of the Reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Lynchburg, Commonwealth of Virginia on the 20th day of February, 2024.

American Pension Investors Trust

By:	/s/ David D. Basten
David D. Basten, President

Pursuant to the requirements of the Securities Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ David D. Basten	Trustee and President	February 20, 2024
David D. Basten	(Principal Executive Officer)

/s/ Mark A. Borel	Trustee	February 20, 2024
*Mark A. Borel

/s/ Stephen B. Cox	Trustee	February 20, 2024
*Stephen B. Cox

/s/ G. Edgar Dawson III	Trustee	February 20, 2024
*G. Edgar Dawson III

/s/ Wayne C. Johnson	Trustee	February 20, 2024
*Wayne C. Johnson

/s/ Charles D. Foster	Treasurer	February 20, 2024
Charles D. Foster	(Principal Financial Officer)

*By:	/s/ David D. Basten
David D. Basten

*Attorney-in-Fact, pursuant to the powers of attorney filed herewith.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

11.	Opinion and Consent of Counsel, Sullivan & Worcester LLP, as to the legality of the shares being registered.
12.	Opinion and Consent of Counsel, Sullivan & Worcester LLP, as to tax matters.
14(a).	Consent of Independent Registered Public Accounting Firm, Cohen & Company, Ltd.

16.	Powers of Attorney